Exhibit 21

Entity Name	Organization State
18A LLC	DE
ABB MOG-WM, Inc.	CO
ABB RFL, LLC	DE
ABB TS Assets, LLC	DE
Alabama T.V. Cable, Inc.	AL
American Cable Systems, Inc.	PA
American Microwave & Communications, Inc.	MI
Atlantic American Cablevision of Florida, LLC	FL
Atlantic American Cablevision, LLC	DE
Atlantic American Holdings, Inc.	FL
Atlantic Cablevision of Florida, Inc.	DE
AutoMallUSA.com, L.L.C.	UT
Bay Area Interconnect	CA
Beatrice Cable TV Company	NE
Box Office Enterprises, Inc.	CT
Brigand Pictures, Inc.	DE
BroadNet Europe SPRL	Belgium
BroadNet Holdings, B.V.	The Netherlands
C Spectrum Investment, LLC	DE
Cable Accounting, Inc.	CO
Cable Enterprises, Inc.	DE
Cable Programming Ventures, LLC	DE
Cable Television of Gary, Inc.	IN
Cablevision Associates of Gary Joint Venture	IN
Cablevision Investment of Detroit, Inc.	MI
Cablevision of Arcadia/Sierra Madre, Inc.	DE
CATV Facility Co., Inc.	CO
CCC-NJFT, Inc.	CO
CCF Management Services, Inc.	DE
Century-TCI California Communications, L.P.	DE
Century-TCI Holdings, LLC	DE
Classic Services, Inc.	DE
Clinton Cable TV Investors, Inc.	MI
Colorado Terrace Tower II Corporation	CO
COM Indiana, LLC	DE
COM Indianapolis, LLC	DE
COM Inkster, Inc.	MI
COM South, LLC	CO
Comcast 38GHZ, Inc.	DE
Comcast A/TW Note Holdings, Inc.	DE
Comcast ABB Business Services, Inc.	CO
Comcast ABB Cablevision V, Inc.	IA
Comcast ABB CSC Holdings, Inc.	DE
Comcast ABB CSC II, Inc.	DE
Comcast ABB Holdings I, Inc.	DE
Comcast ABB Holdings II, Inc.	DE
Comcast ABB Management, LLC	CO
Comcast ABB Network Solutions, Inc.	CO
Comcast ABB NOC, LLC	DE

Entity Name	Organization State
Comcast ABB Note Consolidation Holdings, LLC	DE
Comcast ABB Note Consolidation, Inc.	DE
Comcast ABB Note Sub Consolidation I, Inc.	DE
Comcast ABB Note Sub Consolidation II, Inc.	DE
Comcast ABB Note Sub Consolidation III, Inc.	DE
Comcast ABB of Georgia II, LLC	GA
Comcast ABB of Kiowa, LLC	CO
Comcast ABB of Mississippi/Iowa, LLC	DE
Comcast ABB of Payette, Inc.	OR
Comcast ABB Optionee Payroll, LLC	DE
Comcast ABB Overseas Holdings I, LLC	DE
Comcast ABB Overseas Holdings II, LLC	DE
Comcast ABB Overseas Holdings, Inc.	DE
Comcast ABB USC, LLC	DE
Comcast Argentina, Inc.	DE
Comcast ASBC, Inc.	DE
Comcast Baseball Investment, LLC	DE
Comcast Broadband Lab, LLC	DE
Comcast Broadband Security, LLC	DE
Comcast Broadnet Payroll Services, Inc.	DE
Comcast BTN Holdings, LLC	DE
Comcast Business Communications of Virginia, LLC	VA
Comcast Business Communications, LLC	PA
Comcast Cable Communications Canada, Inc.	Canada
Comcast Cable Communications Holdings, LLC	DE
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable EP Services, Inc.	DE
Comcast Cable Funding	DE
Comcast Cable Funding GP, Inc.	DE
Comcast Cable Funding I, Inc.	DE
Comcast Cable Holdings, LLC	DE
Comcast Cable of Indiana, Inc.	DE
Comcast Cable of Indiana/Michigan/Texas I, LLC	TX
Comcast Cable of Maryland, Inc.	DE
Comcast Cable SC Investment, Inc.	DE
Comcast Cable Trust I	DE
Comcast Cable Trust II	DE
Comcast Cable Trust III	DE
Comcast Cablevision Communications, Inc.	DE
Comcast Cablevision of Baltimore City GP, Inc.	DE
Comcast Cablevision of Erie, Inc.	PA
Comcast Cablevision of Garden State, Inc.	DE
Comcast Cablevision of Philadelphia Area I, LLC	PA
Comcast Cablevision of Southeast Michigan, Inc.	DE
Comcast Capital Corporation	DE
Comcast CCH Subsidiary Holdings, Inc.	DE
Comcast Cellular Holding Company, Inc.	DE
Comcast Cellular Holdings Corporation	DE
Comcast CHC Subsidiary Holdings, Inc.	DE
Comcast CHC, LLC	DE
Comcast CIM STS Holdings, Inc.	DE

Entity Name	Organization State
Comcast COLI Holdings, LLC	DE
Comcast Commercial Services Financing, LLC	DE
Comcast Commercial Services Group Holdings, LLC	DE
Comcast Commercial Services, LLC	DE
Comcast Concurrent Holdings, Inc.	DE
Comcast Contribution Holdings, LLC	DE
Comcast Corporate Investments II, Inc.	DE
Comcast Corporate Investments, LLC	DE
Comcast Corporation Political Action Committee of Massachusetts	MA
Comcast Corporation Political Action Committee of Texas	TX
Comcast Corporation Political Action Committee-Federal	PA
Comcast Corporation Political Action Committee-USA	PA
Comcast Corporation Trust I	DE
Comcast Corporation Trust II	DE
Comcast Corporation Trust III	DE
Comcast Crystalvision, Inc.	DE
Comcast CSA Holdings, LLC	DE
Comcast CTV Holdings, LLC	DE
Comcast CV GP, LLC	DE
Comcast CV, L.P.	DE
Comcast CVC Ventures	DE
Comcast Data Services, Inc.	DE
Comcast DC Radio, Inc.	DE
Comcast Directory Services, Inc.	DE
Comcast Encore, Inc.	DE
Comcast Entertainment Networks Holdings, LLC	DE
Comcast Financial Agency Corporation	DE
Comcast Florida Programming Investments, Inc.	DE
Comcast Funding I, Inc.	DE
Comcast Garden State, LLC	DE
Comcast Gateway Holdings, LLC	DE
Comcast GI Carolina, LLC	DE
Comcast Greater Boston Advertising Holdings, LLC	DE
Comcast Hockey Investment, LLC	DE
Comcast Holdings Corporation	PA
Comcast Holdings II, LLC	DE
Comcast Holdings III, LLC	DE
Comcast Holdings IV, LLC	DE
Comcast Holdings V, LLC	DE
Comcast Houston Advertising Holdings, LLC	DE
Comcast ICCP, LLC	CO
Comcast ICG, Inc.	DE
Comcast In Demand Holdings, Inc.	DE
Comcast Interactive Media, LLC	DE
Comcast Interactive Programming Ventures, LLC	DE
Comcast International Holdings, Inc.	DE
Comcast IP Holdings I, LLC	DE
Comcast IP Phone II, LLC	DE
Comcast IP Phone III, LLC	DE
Comcast IP Phone IV, LLC	DE
Comcast IP Phone of Missouri, LLC	MO
Comcast IP Phone of Oregon, LLC	DE

Entity Name	Organization State
Comcast IP Phone V, LLC	DE
Comcast IP Phone VI, LLC	DE
Comcast IP Phone VII, LLC	DE
Comcast IP Phone, LLC	PA
Comcast IP Services II, Inc.	DE
Comcast IP Services, LLC	DE
Comcast IPG/JV, LLC	DE
Comcast ISD, Inc.	DE
Comcast JR Holdings, Inc.	DE
Comcast LCP, Inc.	DE
Comcast Levittown Finance, Inc.	DE
Comcast Life Insurance Holding Company	DE
Comcast LMC E! Entertainment, LLC	CO
Comcast LMDS Communications, Inc.	DE
Comcast Metatv, Inc.	DE
Comcast Michigan Holdings, Inc.	MI
Comcast Midcontinent, LLC	DE
Comcast MO Cable Advertising of Metropolitan Atlanta, LLC	CO
Comcast MO Capital Corporation	CO
Comcast MO Communications Holding Company, Inc.	DE
Comcast MO Digital Radio, Inc.	MA
Comcast MO Europe, Inc.	CO
Comcast MO Express Midwest, Inc.	OH
Comcast MO Express of California, Inc.	CA
Comcast MO Express of Florida, Inc.	DE
Comcast MO Express of New England, Inc.	MA
Comcast MO Express of Virginia, Inc.	VA
Comcast MO Federal Relations, Inc.	DE
Comcast MO Finance Trust I	DE
Comcast MO Finance Trust II	DE
Comcast MO Finance Trust III	DE
Comcast MO Finance Trust IV	DE
Comcast MO Finance Trust V	DE
Comcast MO Finance Trust VI	DE
Comcast MO Financial Services, Inc.	CO
Comcast MO Financing A	DE
Comcast MO Financing B	DE
Comcast MO Foreign Investments, Inc.	CO
Comcast MO Group Funding, Inc.	DE
Comcast MO Group, Inc.	DE
Comcast MO Holdings I, LLC	DE
Comcast MO Holdings II, Inc.	DE
Comcast MO Information Technology Systems, Inc.	MA
Comcast MO Interactive Services, Inc.	CO
Comcast MO International Holdings II, Inc.	DE
Comcast MO International Programming, Inc.	MA
Comcast MO International, Inc.	CO
Comcast MO Investments, LLC	DE
Comcast MO of Burnsville/Eagan, Inc.	MN
Comcast MO of Delaware, LLC	DE
Comcast MO of Minnesota, Inc.	MN

Entity Name	Organization State
Comcast MO of North Valley, Inc.	CA
Comcast MO of Quad Cities, Inc.	MN
Comcast MO of the North Suburbs, Inc.	MN
Comcast MO Racing, Inc.	DE
Comcast MO Real Estate, Inc.	CO
Comcast MO SPC I, LLC	DE
Comcast MO SPC II, LLC	DE
Comcast MO SPC III, LLC	DE
Comcast MO SPC IV, LLC	DE
Comcast MO SPC V, LLC	DE
Comcast MO SPC VI, LLC	DE
Comcast MO Telecommunications Corp.	DE
Comcast Multicable Media, Inc.	DE
Comcast MVNO II, LLC	DE
Comcast Nashville Finance	DE
Comcast National Communications Services, LLC	DE
Comcast Navy Acquisition, LLC	DE
Comcast Navy Contribution, LLC	DE
Comcast NCC Holdings I, LLC	DE
Comcast NCC Holdings II, LLC	DE
Comcast NCC Holdings III, LLC	DE
Comcast Netherlands, Inc.	DE
Comcast New Media Development, Inc.	PA
Comcast New Mexico/Pennsylvania Finance, Inc.	DE
Comcast Newco 13, Inc.	DE
Comcast Newco 17, Inc.	DE
Comcast Newco 18, Inc.	DE
Comcast Newco 19, Inc.	DE
Comcast Newco 2, Inc.	DE
Comcast Newco 20, Inc.	DE
Comcast Newco 21, Inc.	DE
Comcast Newco 22, Inc.	DE
Comcast Newco 23, Inc.	DE
Comcast Newco 3, Inc.	DE
Comcast Newco 4, Inc.	DE
Comcast Newco 5, Inc.	DE
Comcast Newco 6, Inc.	DE
Comcast Newco 7, Inc.	DE
Comcast Newco 8, Inc.	DE
Comcast Newco 9, Inc.	DE
Comcast of Alabama, Inc.	AL
Comcast of Alameda, Inc.	CA
Comcast of Arizona, Inc.	CO
Comcast of Arkansas, Inc.	DE
Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/Tennessee, Inc.	DE
Comcast of Avalon, LLC	DE
Comcast of Baltimore City, Inc.	MD
Comcast of Baltimore City, L.P.	CO
Comcast of Bellevue, Inc.	WA
Comcast of Boston, Inc.	NY
Comcast of Brockton, Inc.	DE
Comcast of Bryant, Inc.	AR

Entity Name	Organization State
Comcast of Burlington County, LLC	DE
Comcast of California I, Inc.	NV
Comcast of California II, Inc.	CA
Comcast of California II, LLC	DE
Comcast of California III, Inc.	CA
Comcast of California III, LLC	CO
Comcast of California IV, Inc.	WY
Comcast of California IX, Inc.	CA
Comcast of California V, Inc.	CA
Comcast of California VI, Inc.	CA
Comcast of California VIII, Inc.	WA
Comcast of California X, Inc.	CA
Comcast of California XI, Inc.	TN
Comcast of California XII, Inc.	DE
Comcast of California XIII, Inc.	CA
Comcast of California XIV, LLC	DE
Comcast of California XV, LLC	DE
Comcast of California/Colorado, LLC	DE
Comcast of California/Colorado/Florida/Oregon, Inc.	GA
Comcast of California/Colorado/Illinois/Indiana/Michigan GP, LLC	DE
Comcast of California/Colorado/Illinois/Indiana/Michigan, LP	DE
Comcast of California/Colorado/Washington I, Inc.	WA
Comcast of California/Colorado/Washington, LP	CO
Comcast of California/Connecticut/Michigan	CO
Comcast of California/Idaho, Inc.	ID
Comcast of California/Illinois, LP	CO
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE
Comcast of California/Massachusetts/Michigan/Utah, Inc.	DE
Comcast of California/Pennsylvania/Utah/Washington, Inc.	PA
Comcast of Carolina, Inc.	SC
Comcast of Celebration, LLC	DE
Comcast of Central New Jersey II, LLC	DE
Comcast of Central New Jersey, LLC	DE
Comcast of Chesterfield County, Inc.	VA
Comcast of Chicago, Inc.	IL
Comcast of Clinton	MI
Comcast of Clinton CT, Inc.	CT
Comcast of Clinton MI, Inc.	MI
Comcast of Coconut Creek, Inc.	FL
Comcast of Colorado I, LLC	CO
Comcast of Colorado II, LLC	CO
Comcast of Colorado III, LLC	CO
Comcast of Colorado IV, LLC	DE
Comcast of Colorado IX, LLC	DE
Comcast of Colorado V, LLC	CO
Comcast of Colorado VI, LLC	IA
Comcast of Colorado VII, LLC	IA
Comcast of Colorado VIII, LLC	CO
Comcast of Colorado X, LLC	CO
Comcast of Colorado XI, Inc.	CO
Comcast of Colorado XII, Inc.	DE
Comcast of Colorado, LP	CO

Entity Name	Organization State
Comcast of Colorado/Florida, Inc.	WA
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut II, Inc.	CT
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut, LLC	DE
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Contra Costa, Inc.	WA
Comcast of Cupertino, Inc.	CA
Comcast of Danbury, Inc.	DE
Comcast of Davis County, Inc.	UT
Comcast of Delmarva, Inc.	DE
Comcast of Detroit	MI
Comcast of Detroit, Inc.	MI
Comcast of East San Fernando Valley, LP	CO
Comcast of Eastern Connecticut, Inc.	CT
Comcast of Eastern Shore, LLC	DE
Comcast of Elkton, LLC	DE
Comcast of Everett, Inc.	WA
Comcast of Flint, Inc.	MI
Comcast of Florida	WY
Comcast of Florida I, Inc.	MO
Comcast of Florida II, Inc.	DE
Comcast of Florida III, Inc.	MI
Comcast of Florida, LP	DE
Comcast of Florida/Georgia	MI
Comcast of Florida/Georgia, LLC	DE
Comcast of Florida/Illinois/Michigan, Inc.	DE
Comcast of Florida/Pennsylvania, L.P.	DE
Comcast of Florida/Washington, LLC	DE
Comcast of Fort Wayne Limited Partnership	IN
Comcast of Fresno, Inc.	CA
Comcast of Garden State L.P.	DE
Comcast of Georgia I, LLC	GA
Comcast of Georgia/Massachusetts, LLC	DE
Comcast of Georgia/Michigan, LP	CA
Comcast of Georgia/South Carolina II, LLC	DE
Comcast of Georgia/South Carolina, Inc.	CO
Comcast of Georgia/Virginia, Inc.	CO
Comcast of Gloucester County, LLC	DE
Comcast of Greater Florida/Georgia, Inc.	FL
Comcast of Grosse Pointe, Inc.	MI
Comcast of Groton, Inc.	CT
Comcast of Harford County, LLC	MD
Comcast of Hopewell Valley, Inc.	NJ
Comcast of Houston, LLC	DE
Comcast of Howard County, LLC	MD
Comcast of Illinois I, Inc.	IL
Comcast of Illinois II, Inc.	KS
Comcast of Illinois III, Inc.	IL
Comcast of Illinois IV, Inc.	IL
Comcast of Illinois IX, LLC	DE

Entity Name	Organization State
Comcast of Illinois V, Inc.	MD
Comcast of Illinois VI, LLC	DE
Comcast of Illinois VII, Inc.	FL
Comcast of Illinois VIII, LLC	DE
Comcast of Illinois X, LLC	DE
Comcast of Illinois XI, LLC	DE
Comcast of Illinois XII, L.P.	NJ
Comcast of Illinois XIII, L.P.	AZ
Comcast of Illinois/Indiana	FL
Comcast of Illinois/Indiana/Michigan, Inc.	AR
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Illinois/Ohio/Oregon, LLC	DE
Comcast of Illinois/West Virginia, LLC	DE
Comcast of Indiana, LLC	CO
Comcast of Indiana/Kentucky/Utah	CA
Comcast of Indiana/Michigan, LLC	IA
Comcast of Indiana/Michigan/Pennsylvania, LLC	IA
Comcast of Indianapolis, Inc.	DE
Comcast of Indianapolis, L.P.	DE
Comcast of Inkster Limited Partnership	MI
Comcast of Jersey City, LLC	DE
Comcast of Kentucky/Tennessee/Virginia, LLC	DE
Comcast of Laurel, Inc.	MS
Comcast of Lawrence, LLC	DE
Comcast of Levittown, LLC	DE
Comcast of Little Rock, Inc.	AR
Comcast of Lompoc, LLC	DE
Comcast of Long Beach Island, LLC	DE
Comcast of Louisiana/Mississippi/Texas, LLC	DE
Comcast of Lower Merion, LLC	DE
Comcast of Macomb County, Inc.	MI
Comcast of Macomb, Inc.	MI
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Margate, Inc.	FL
Comcast of Marianna, Inc.	DE
Comcast of Marin I, Inc.	CA
Comcast of Marin II, Inc.	CA
Comcast of Maryland Limited Partnership	MD
Comcast of Maryland, Inc.	CO
Comcast of Maryland, LLC	DE
Comcast of Massachusetts I, Inc.	MA
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of Massachusetts/New Hampshire, LLC	DE
Comcast of Massachusetts/Virginia, Inc.	VA
Comcast of Mercer County, LLC	DE
Comcast of Meridian, Inc.	MS
Comcast of Miami, Inc.	FL
Comcast of Michigan I, Inc.	VA
Comcast of Michigan II, Inc.	DE
Comcast of Michigan III, Inc.	DE
Comcast of Michigan IV, LLC	CO

Entity Name	Organization State
Comcast of Michigan, LLC	DE
Comcast of Michigan/Mississippi/Tennessee, Inc.	DE
Comcast of Middletown, Inc.	DE
Comcast of Milton, Inc.	MA
Comcast of Minnesota, Inc.	DE
Comcast of Minnesota/Wisconsin, Inc.	WA
Comcast of Mississippi Call Center, LLC	DE
Comcast of Missouri, Inc.	CO
Comcast of Monmouth County, LLC	DE
Comcast of Montana I, Inc.	MT
Comcast of Montana II, Inc.	DE
Comcast of Montana III, Inc.	OR
Comcast of Mt. Clemens	MI
Comcast of Mt. Clemens, Inc.	MI
Comcast of Muncie, LLC	IN
Comcast of Muncie, LP	IN
Comcast of Muskegon	MI
Comcast of Nashville I, LLC	DE
Comcast of Nashville II, LLC	DE
Comcast of Needham, Inc.	DE
Comcast of New Castle County, LLC	DE
Comcast of New Hampshire, Inc.	DE
Comcast of New Haven, Inc.	CT
Comcast of New Jersey II, LLC	DE
Comcast of New Jersey, LLC	NJ
Comcast of New Mexico, Inc.	CO
Comcast of New Mexico/Pennsylvania, LLC	DE
Comcast of New York, LLC	DE
Comcast of North Broward, Inc.	FL
Comcast of Northern California I, Inc.	CA
Comcast of Northern California II, Inc.	CA
Comcast of Northern Illinois, Inc.	IL
Comcast of Northern Indiana, Inc.	DE
Comcast of Northwest New Jersey, LLC	DE
Comcast of Novato, Inc.	OR
Comcast of Oakland County, Inc.	MI
Comcast of Ocean County, LLC	DE
Comcast of Ohio, Inc.	OH
Comcast of Oregon I, Inc.	OR
Comcast of Oregon II, Inc.	OR
Comcast of Panama City, Inc.	DE
Comcast of Parkland, Inc.	FL
Comcast of Pennsylvania	CO
Comcast of Pennsylvania I, Inc.	DE
Comcast of Pennsylvania II, Inc.	CO
Comcast of Pennsylvania II, L.P.	DE
Comcast of Pennsylvania, LLC	DE
Comcast of Pennsylvania/Maryland, LLC	DE
Comcast of Pennsylvania/Washington/West Virginia, LP	CO
Comcast of Perry, Inc.	DE
Comcast of Philadelphia II, LLC	DE
Comcast of Philadelphia, LLC	DE

Entity Name	Organization State
Comcast of Plainfield, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of Puget Sound, Inc.	WA
Comcast of Quincy, Inc.	DE
Comcast of Richmond, Inc.	VA
Comcast of Sacramento I, LLC	CA
Comcast of Sacramento II, LLC	CA
Comcast of Sacramento III, LLC	CA
Comcast of San Joaquin, Inc.	WY
Comcast of San Leandro, Inc.	CA
Comcast of Santa Cruz, Inc.	CO
Comcast of Santa Maria, LLC	DE
Comcast of Shelby, Inc.	MI
Comcast of Sierra Valleys, Inc.	CA
Comcast of South Chicago, Inc.	IL
Comcast of South Dade, Inc.	FL
Comcast of South Florida I, Inc.	FL
Comcast of South Florida II, Inc.	DE
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of Southern California, Inc.	OR
Comcast of Southern Illinois, Inc.	DE
Comcast of Southern Mississippi, Inc.	DE
Comcast of Southern New England, Inc.	MA
Comcast of Southern Tennessee, LLC	DE
Comcast of Spokane, LLC	WA
Comcast of St. Paul, Inc.	MN
Comcast of Sterling Heights, Inc.	MI
Comcast of Tacoma, Inc.	DE
Comcast of Tallahassee, Inc.	DE
Comcast of Taylor, LLC	DE
Comcast of Tennessee, LP	DE
Comcast of the District, LLC	DC
Comcast of the Gulf Plains, Inc.	DE
Comcast of the Meadowlands, LLC	DE
Comcast of the South	CO
Comcast of the South, Inc.	CO
Comcast of the South, L.P.	DE
Comcast of the South, LLC	DE
Comcast of Tualatin Valley, Inc.	OR
Comcast of Tupelo, Inc.	MS
Comcast of Twin Cities, Inc.	WA
Comcast of Utah I, Inc.	IN
Comcast of Utah II, Inc.	LA
Comcast of Utica, Inc.	MI
Comcast of Virginia, Inc.	CO
Comcast of Warren	MI
Comcast of Warren, Inc.	MI
Comcast of Wasatch, Inc.	UT
Comcast of Washington I, Inc.	WA
Comcast of Washington II, Inc.	WA
Comcast of Washington III, Inc.	WA

Entity Name	Organization State
Comcast of Washington IV, Inc.	WA
Comcast of Washington V, LLC	DE
Comcast of Washington, LLC	DE
Comcast of Washington/Oregon	WA
Comcast of Washington/Oregon SMATV I, LLC	DE
Comcast of Washington/Oregon SMATV II, LLC	DE
Comcast of West Florida, Inc.	DE
Comcast of West Virginia, LLC	DE
Comcast of Western Colorado, Inc.	CO
Comcast of Wildwood, LLC	DE
Comcast of Wisconsin, Inc.	CO
Comcast of Wyoming I, Inc.	FL
Comcast of Wyoming II, Inc.	WY
Comcast of Wyoming, LLC	DE
Comcast Palm Beach GP, LLC	DE
Comcast PC Communications, Inc.	DE
Comcast Phone II, LLC	DE
Comcast Phone Management, LLC	DE
Comcast Phone of Alabama, LLC	DE
Comcast Phone of Arizona, LLC	DE
Comcast Phone of Arkansas, LLC	DE
Comcast Phone of California, LLC	DE
Comcast Phone of Central Indiana, LLC	DE
Comcast Phone of Colorado, LLC	DE
Comcast Phone of Connecticut, Inc.	CO
Comcast Phone of D.C., LLC	DE
Comcast Phone of Delaware, LLC	DE
Comcast Phone of Florida, LLC	DE
Comcast Phone of Georgia, LLC	CO
Comcast Phone of Idaho, LLC	DE
Comcast Phone of Illinois, LLC	DE
Comcast Phone of Iowa, LLC	DE
Comcast Phone of Kansas, LLC	DE
Comcast Phone of Kentucky, LLC	DE
Comcast Phone of Louisiana, LLC	DE
Comcast Phone of Maine, LLC	DE
Comcast Phone of Maryland, Inc.	CO
Comcast Phone of Massachusetts, Inc.	DE
Comcast Phone of Michigan, LLC	DE
Comcast Phone of Minnesota, Inc.	MN
Comcast Phone of Mississippi, LLC	DE
Comcast Phone of Missouri, LLC	DE
Comcast Phone of Montana, LLC	DE
Comcast Phone of Nebraska, LLC	DE
Comcast Phone of Nevada, LLC	DE
Comcast Phone of New Hampshire, LLC	DE
Comcast Phone of New Jersey, LLC	DE
Comcast Phone of New Mexico, LLC	DE
Comcast Phone of New York, LLC	DE
Comcast Phone of North Carolina, LLC	DE
Comcast Phone of North Dakota, LLC	DE
Comcast Phone of Northern Maryland, Inc.	MD

Entity Name	Organization State
Comcast Phone of Northern Virginia, Inc.	VA
Comcast Phone of Ohio, LLC	DE
Comcast Phone of Oklahoma, LLC	DE
Comcast Phone of Oregon, LLC	DE
Comcast Phone of Pennsylvania, LLC	DE
Comcast Phone of Rhode Island, LLC	DE
Comcast Phone of South Carolina, Inc.	SC
Comcast Phone of South Dakota, LLC	DE
Comcast Phone of Tennessee, LLC	DE
Comcast Phone of Texas, LLC	DE
Comcast Phone of Utah, LLC	DE
Comcast Phone of Vermont, LLC	DE
Comcast Phone of Washington, LLC	DE
Comcast Phone of West Virginia, LLC	DE
Comcast Phone of Wisconsin, LLC	DE
Comcast Phone, LLC	DE
Comcast PM Holdings, LLC	DE
Comcast Primestar Holdings, Inc.	DE
Comcast Programming Development, Inc.	DE
Comcast Programming Holdings, LLC	DE
Comcast Programming Ventures II, Inc.	DE
Comcast Programming Ventures IV, LLC	DE
Comcast Programming Ventures, LLC	DE
Comcast Publishing Holdings Corporation	PA
Comcast QCOM TV Partners GP, LLC	DE
Comcast QIH, Inc.	DE
Comcast QVC, Inc.	DE
Comcast Real Estate Holdings of Alabama, Inc.	AL
Comcast Regional Programming, Inc.	PA
Comcast SC Investment, Inc.	DE
Comcast SCH Delaware Holdings, Inc.	DE
Comcast Spectacor Holding Company, Inc.	DE
Comcast Spectacor Ventures, LLC	PA
Comcast Spectacor, L.P.	PA
Comcast SportsNet NE Holdings, Inc.	DE
Comcast SportsNet New England Holdings, LLC	DE
Comcast SportsNet Philadelphia Holdings, LLC	DE
Comcast Spotlight Charter Cable Advertising, LP	DE
Comcast Spotlight JV Holdings, LLC	DE
Comcast Spotlight, LLC	DE
Comcast STB Software DVR, LLC	DE
Comcast STB Software I, LLC	DE
Comcast STB Software II, LLC	DE
Comcast STB Software MOT, LLC	DE
Comcast STB Software PAN, LLC	DE
Comcast STB Software PM, LLC	DE
Comcast STB Software TW, LLC	DE
Comcast Studio Investments, Inc.	DE
Comcast Support Services, LLC	DE
Comcast TCP Holdings, Inc.	DE
Comcast TCP Holdings, LLC	DE
Comcast Technology, Inc.	DE

Entity Name	Organization State
Comcast Telephony Communications of California, Inc.	CA
Comcast Telephony Communications of Connecticut, Inc.	CT
Comcast Telephony Communications of Delaware, Inc.	DE
Comcast Telephony Communications of Georgia, Inc.	GA
Comcast Telephony Communications of Indiana, Inc.	IN
Comcast Telephony Communications of Pennsylvania, Inc.	PA
Comcast Telephony Communications, LLC	DE
Comcast Telephony Services Holdings, Inc.	DE
Comcast Telephony Services II, Inc.	DE
Comcast TGC Holdings, Inc.	DE
Comcast TKI Holdings, Inc.	DE
Comcast TW Exchange Holdings I GP, LLC	DE
Comcast TW Exchange Holdings I, LP	DE
Comcast TW Exchange Holdings II GP, LLC	DE
Comcast TW Exchange Holdings II, LP	DE
Comcast Venezuela PCS, Inc.	DE
Comcast Ventures, LLC	DE
Comcast Ventures, LP	DE
Comcast VF Holdings, Inc.	DE
Comcast Visible World Holdings, Inc.	DE
Comcast WCS Holdings, Inc.	DE
Comcast WCS ME02, Inc.	DE
Comcast WCS ME04, Inc.	DE
Comcast WCS ME05, Inc.	DE
Comcast WCS ME16, Inc.	DE
Comcast WCS ME19, Inc.	DE
Comcast WCS ME22, Inc.	DE
Comcast WCS ME26, Inc.	DE
Comcast WCS ME28, Inc.	DE
Comcast WCS Merger Holdings, Inc.	DE
Comcast Wireless Investment I, Inc.	DE
Comcast Wireless Investment II, Inc.	DE
Comcast Wireless Investment III, Inc.	DE
Comcast Wireless Investment IV, Inc.	DE
Comcast Wireless Investment V, Inc.	DE
Comcast Wireless Investment VI, Inc.	DE
Comcast/Bright House Networks Detroit Cable Advertising, LLC	DE
Comcast/Mediacom Minneapolis Cable Advertising, LLC	DE
Comcast/TWC Charleston Cable Advertising, LLC	DE
Comcast/TWC Enterprise Cable Advertising, LLC	DE
Comcast/TWC Franklin Cable Advertising, LLC	DE
Comcast/TWC Hilton Head Cable Advertising, LLC	DE
Comcast/TWC Idaho Cable Advertising, LLC	DE
Comcast/TWC Littleton/Plymouth Cable Advertising, LLC	DE
Comcast/TWC New Hampshire Cable Advertising, LLC	DE
Comcast/TWC Saranac Lake Cable Advertising, LLC	DE
Comcast-Spectacor Foundation	PA
ComCon Production Services I, Inc.	CA
Command Cable of Eastern Illinois Limited Partnership	NJ
Community Realty, Inc.	NV
Community Telecable of Seattle, Inc.	WA
Conditional Access Licensing, LLC	DE

Entity Name	Organization State
Continental Australia Programming, Inc.	MA
Continental Cablevision Asia Pacific, Inc.	MA
Continental Programming Australia Limited Partnership	Australia
Continental Telecommunications Corp. of Virginia	VA
Continental Teleport Partners, Inc.	MA
CSLP London, LLC	DE
CSLP Phase One GP, LLC	PA
CSLP Phase One Investor, L.P.	PA
CSLP Phase One Operator, L.P.	PA
CSLP Soccer, LLC	PA
CSN Bay Area Holdings, Inc.	DE
CSNNE Partner, LLC	DE
CTI Towers, Inc.	DE
CVC Keep Well LLC	DE
Digiventures, LLC	DE
E! Holdings, Inc.	DE
East Rutherford Realty, Inc.	NJ
Elbert County Cable Partners, L.P.	CO
Equity Resources Venture	CO
Erdos LLC	DE
FAB Communications, Inc.	OK
First Television Corporation	DE
Flyers Atlantic City Youth Hockey Club, Inc.	NJ
Flyers Skate Zone, L.P.	PA
Four Flags Cable TV	MI
Four Flags Cablevision	MI
FPS Rink, Inc.	PA
FPS Rink, L.P.	PA
FPS Urban Renewal, Inc.	NJ
Front Row Marketing Services Canada, L.P.	Canada
Front Row Marketing Services, L.P.	PA
G4 Holding Company	DE
Garden State Telecommunications, LLC	DE
Gateway/Jones Communications, Ltd.	CO
Genacast Ventures, LLC	DE
Global Spectrum Facility Management, L.P.	Canada
Global Spectrum Facility Management, Ltd.	Canada
Global Spectrum Management, LLC	United Arab Emirates
Global Spectrum of Texas, LLC	TX
Global Spectrum Pico Holdings Pte. Ltd.	Singapore
Global Spectrum Pico Pte. Ltd.	Singapore
Global Spectrum, Inc.	PA
Global Spectrum, L.P.	DE
GlobalCom Holding Company, Inc.	DE
Golfnow Holdings, Inc.	DE
Greater Boston Cable Advertising	MA
Guide Investments, Inc.	CO
GuideWorks, LLC	DE
Headend In The Sky, Inc.	CO
Heritage Cablevision of Massachusetts, Inc.	MA
Heritage Cablevision of South East Massachusetts, Inc.	MA
Home Sports Network, Inc.	CO

Entity Name	Organization State
IEC License Holdings, Inc.	DE
In Demand L.L.C.	DE
Interactive Technology Services, Inc.	PA
Intermedia Cable Investors, LLC	CA
Iowa Hockey, LLC	IA
Jones Cable Corporation	CO
Jones Cable Holdings, Inc.	CO
Jones Communications, Inc.	CO
Jones Intercable Funds, Inc.	CO
Jones Programming Services, Inc.	CO
Jones Spacelink Cable Corporation	CO
Jones Telecommunications of California, LLC	CO
LCNI II, Inc.	DE
Lenfest Atlantic Communications, Inc.	DE
Lenfest Australia Group Pty Ltd.	Australia
Lenfest Australia Investment Pty Ltd.	Australia
Lenfest Australia, Inc.	DE
Lenfest Clearview GP, LLC	DE
Lenfest Clearview, LP	DE
Lenfest Delaware Properties, Inc.	DE
Lenfest International, Inc.	DE
Lenfest Investments, Inc.	DE
Lenfest Jersey, LLC	DE
Lenfest MCN, Inc.	DE
Lenfest Oaks, Inc.	PA
Lenfest Telephony, Inc.	DE
Lenfest Videopole Holdings, Inc.	DE
Lenfest York, LLC	DE
Liberty City Funding Corporation	FL
Liberty Property 18th & Arch, LP	DE
Liberty Ventures Group LLC	DE
LPT 18th & Arch Street GP, LLC	DE
LPT 18th & Arch Street Limited, LLC	DE
LVO Cable Properties, Inc.	OK
M H Lightnet, LLC	DE
MarketLink Indianapolis Cable Advertising, LLC	DE
MediaOne Brasil Comércio e Participações Ltda.	Brazil
Mile Hi Cable Partners, L.P.	CO
MOC Holdco I, LLC	DE
MOC Holdco II, Inc.	DE
Mountain Cable Network, Inc.	NV
Mountain States General Partner, LLC	CO
Mountain States Limited Partner, LLC	CO
Mt. Clemens Cable TV Investors, Inc.	MI
National Cable Communications LLC	DE
National Digital Television Center, LLC	CO
NDTC Technologies (India) Private Limited	India
NDTC Technology, Inc.	CO
New England Microwave, Inc.	CT
New Global Telecom, Inc.	DE

Entity Name	Organization State
New Hope Cable TV, Inc.	PA
Northwest Illinois Cable Corporation	DE
NROCA Holdings, Inc.	DE
One Belmont Insurance Company	VT
Ovations Fanfare, L.P.	PA
Ovations Food Services I, Inc.	OK
Ovations Food Services of Oklahoma City, LLC	OK
Ovations Food Services of Texas, LLC	TX
Ovations Food Services of Washington, LLC	WA
Ovations Food Services, d.o.o.	Croatia
Ovations Food Services, Inc.	PA
Ovations Food Services, L.P.	PA
Ovations Hotel Group, LLC	PA
Ovations Ontario Food Services, Inc.	Canada
Ovations Ontario Food Services, L.P.	Canada
Pacific Northwest Interconnect	NY
Paciolan, Inc.	DE
Palm Beach Group Cable Joint Venture	FL
Parnassos Communications, L.P.	DE
Parnassos Holdings, LLC	DE
Patron Solutions, L.P.	PA
Patron Solutions, LLC	PA
Pattison Development, Inc.	PA
Pattison Realty, Inc.	PA
Philadelphia Flyers Enterprises Co.	Canada
Philadelphia Flyers, L.P.	DE
Philadelphia Flyers, LLC	DE
Philadelphia Minor League Hockey I, L.P.	PA
Philadelphia Minor League Hockey, Inc.	PA
Plaxo, Inc.	DE
Preview Magazine Corporation	DE
Prime Telecom Potomac, LLC	DE
QCOM TV Partners	PA
Satellite Services, Inc.	DE
Saturn Cable TV, Inc.	CO
SCI 34, Inc.	DE
SCI 36, Inc.	DE
SCI 37, Inc.	DE
SCI 38, Inc.	DE
SCI 48, Inc.	DE
SCI 55, Inc.	DE
Selkirk Communications (Delaware) Corporation	DE
Selkirk Systems, Inc.	FL
Southwest Washington Cable, Inc.	WA
Spectacor Adjoining Real Estate New Arena, L.P.	DE
Spectrum Arena Limited Partnership	PA
SpectrumCo, LLC	DE
Spot Buy Spot, LLC	MN
St. Louis Tele-Communications, Inc.	MO
Stage II, L.P.	PA
Storer Cable TV of Radnor, Inc.	PA
Storer Disbursements, Inc.	FL

Entity Name	Organization State
Strata Marketing, Inc.	DE
StreamSage, Inc.	DE
Susquehanna Cable Co., LLC	DE
Susquehanna Cable Investment Co.	DE
Taurus Properties, LLC	CO
TCI Adelphia Holdings, LLC	DE
TCI Atlantic, LLC	CO
TCI Bay, Inc.	DE
TCI Cable Investments, LLC	DE
TCI Cablevision Associates Inc.	DE
TCI Cablevision of California Century Holdings, LLC	CO
TCI Cablevision of Kentucky, Inc.	DE
TCI Cablevision of Massachusetts, Inc.	MA
TCI Cablevision of Michigan, Inc.	MI
TCI Cablevision of Minnesota, Inc.	MN
TCI Cablevision of Nebraska, Inc.	NE
TCI Cablevision of North Central Kentucky, Inc.	DE
TCI Cablevision of Sierra Vista, Inc.	CO
TCI Cablevision of South Dakota, Inc.	SD
TCI Cablevision of St. Bernard, Inc.	DE
TCI Cablevision of Vermont, Inc.	DE
TCI California Holdings, LLC	CO
TCI Capital Corp.	WY
TCI Central, LLC	DE
TCI Command II, LLC	CO
TCI Communications Financing I	DE
TCI Communications Financing II	DE
TCI Communications Financing III	DE
TCI Communications Financing IV	DE
TCI CSC II, Inc.	NY
TCI CSC III, Inc.	CO
TCI CSC IV, Inc.	CO
TCI CSC IX, Inc.	CO
TCI CSC V, Inc.	CO
TCI CSC VI, Inc.	CO
TCI CSC VII, Inc.	CO
TCI CSC VIII, Inc.	CO
TCI CSC X, Inc.	CO
TCI CSC XI, Inc.	CO
TCI Development, LLC	DE
TCI Evangola, Inc.	WY
TCI Falcon Holdings, LLC	DE
TCI FCLP Alabama, LLC	DE
TCI FCLP California, LLC	DE
TCI FCLP Missouri, LLC	DE
TCI FCLP Northern California, LLC	DE
TCI FCLP Northwest, LLC	DE
TCI FCLP Oregon, LLC	DE
TCI FCLP Redding, LLC	DE
TCI FCLP Wenatchee, LLC	DE
TCI Gilbert Uplink, Inc.	CO
TCI Great Lakes, Inc.	DE

Entity Name	Organization State
TCI Hits At Home, Inc.	CO
TCI Holdings, Inc.	DE
TCI Holdings, LLC	DE
TCI IL-Holdings II, LLC	CO
TCI IL-Holdings, Inc.	CO
TCI Internet Holdings, Inc.	CO
TCI Internet Services, LLC	DE
TCI IP-VI, LLC	DE
TCI IT Holdings, Inc.	CO
TCI Lake II, LLC	CO
TCI Lake, Inc.	WY
TCI Lenfest, Inc.	CO
TCI Magma Holdings, Inc.	CO
TCI Materials Management, Inc.	CO
TCI Michigan, Inc.	DE
TCI Microwave, Inc.	DE
TCI National Digital Television Center - Hong Kong, Inc.	DE
TCI New York Holdings, Inc.	CO
TCI Northeast, Inc.	DE
TCI of Council Bluffs, Inc.	IA
TCI of Greenwich, Inc.	CO
TCI of Indiana Holdings, LLC	CO
TCI of Indiana Insgt Holdings, LLC	CO
TCI of Lee County, Inc.	AL
TCI of Maine, Inc.	ME
TCI of Missouri, Inc.	DE
TCI of North Dakota, Inc.	ND
TCI of Overland Park, Inc.	DE
TCI of Paterson, Inc.	NV
TCI of South Dakota, Inc.	CO
TCI of Southern Minnesota, Inc.	DE
TCI of Springfield, Inc.	MO
TCI of Watertown, Inc.	IA
TCI Ohio Holdings, Inc.	CO
TCI Pacific Communications, Inc.	DE
TCI Pennsylvania Holdings, Inc.	CO
TCI Programming Holding Company III	DE
TCI Realty, LLC	DE
TCI South Carolina IP-I, LLC	DE
TCI Southeast, Inc.	DE
TCI Spartanburg IP-IV, LLC	DE
TCI Starz, Inc.	CO
TCI Technology Management, LLC	DE
TCI Telecom, Inc.	DE
TCI Texas Cable Holdings LLC	CO
TCI Texas Cable, LLC	CO
TCI TKR of Houston, Inc.	DE
TCI TKR of Metro Dade, LLC	DE
TCI TKR of Southeast Texas, Inc.	DE
TCI TKR of Wyoming, Inc.	WY
TCI TW Texas JV Holdings II, Inc.	CO
TCI TW Texas JV Holdings III, Inc.	CO

Entity Name	Organization State
TCI TW Texas JV Holdings IV, Inc.	CO
TCI TW Texas JV Holdings V, Inc.	CO
TCI USC, Inc.	CO
TCI Washington Associates, L.P.	DE
TCI West, Inc.	DE
TCI.NET, Inc.	DE
TCI/CA Acquisition Sub, LLC	CO
TCI/CI Merger Sub, LLC	DE
TCID Data Transport, Inc.	CO
TCID of Chicago, Inc.	IL
TCID of Florida, LLC	FL
TCID of Michigan, Inc.	NV
TCID of South Chicago, Inc.	IL
TCID X*PRESS, Inc.	CO
TCID-Commercial Music, Inc.	CO
TCP Security Company LLC	TX
Tele-Communications of Colorado, Inc.	CO
Televents Group Joint Venture	CO
Televents Group, Inc.	NV
Televents of Colorado, LLC	CO
Televents of Florida, LLC	DE
Televents of Powder River, LLC	DE
Televents of Wyoming, LLC	DE
Tempo DBS, Inc.	CO
Tempo Development Corporation	OK
TEMPO Television, Inc.	OK
The Comcast Foundation	DE
thePlatform for media, inc.	DE
thePlatform UK Limited	United Kingdom
thePlatform, Inc.	DE
Tribune-United Cable of Oakland County	MI
TVWorks, LLC	DE
U S West (India) Private Limited	India
UACC Midwest Insgt Holdings, LLC	CO
UA-Columbia Cablevision of Massachusetts, Inc.	MA
UATC Merger Corp.	DE
UCTC LP Company	DE
UCTC of Los Angeles County, Inc.	DE
United Artists Holdings, Inc.	DE
United Artists Holdings, LLC	DE
United Cable Investment of Baltimore, Inc.	MD
United Cable Television Corporation of Michigan	MI
United Cable Television of Baldwin Park, Inc.	CO
United Cable Television of Los Angeles, LLC	CA
United Cable Television of Oakland County, Ltd.	CO
United Cable Television of Scottsdale, Inc.	AZ
United Cable Television Services of Colorado, Inc.	CO
United of Oakland, Inc.	DE
US WEST Deutschland GmbH	Germany
UTI Purchase Company	CO
Vehix, Inc.	UT
Ventures Merger Subsidiary, Inc.	DE

Entity Name	Organization State
Versus Holdings, LLC	DE
Waltham Tele-Communications	MA
Waltham Tele-Communications, LLC	CO
Western NY Cablevision, L.P.	DE
Western Range Insurance Co.	VT
Western Satellite 2, Inc.	CO
WestMarc Cable Holding, Inc.	DE
WestMarc Development II, Inc.	CO
WestMarc Development III, LLC	CO
WestMarc Development IV, LLC	CO
WestMarc Development, LLC	CO
WestMarc Realty, Inc.	CO
Westmoreland Financial Corporation	DE
Wilmington Cellular Telephone Company, LLC	DE
WLT Systems, LLC	IL
York Cable Television, LLC	DE
NBCUniversal Media, LLC	DE
NBCUniversal, LLC	DE
>NBBC, LLC	DE
12 Hearts LLC	DE
1440 Productions UK Limited	United Kingdom
29 Stories LLC	DE
3232 Productions LLC	DE
3BG Holdings Company II LLC	DE
3BG Holdings L.L.C.	DE
AAB Productions LLC	DE
Acume LLC	DE
Ako Productions LLC	DE
Alli, Alliance of Action Sports, LLC	DE
Allstar Stats LLC	NY
Antarctic Films LLC	DE
Asia NBC (ANBC) Services LLC	DE
B.E Musical Limited	United Kingdom
Banderole Development LLC	DE
Barricade Productions Limited	United Kingdom
Barter Music LLC	DE
Battleship Australia Pty Ltd	Victoria - Australia
Battleship Delta Investments L.L.C.	LA
Battleship Delta Productions L.L.C.	LA
Battleship LLC	DE
Beach City Productions LLC	DE
Bell Tower Productions Limited	United Kingdom
Belmont Productions Limited	United Kingdom
Beyond Talent Management LLC	DE
Big Green Productions LLC	DE
Big Minyan Films LLC	CT
Billy Australia Pty Ltd	Victoria - Australia
Billy Broadway LLC	DE
Billy London Limited	United Kingdom
Billy National Tour General Partner LLC	DE
Billy National Tour II General Partner LLC	DE
Billy National Tour II LP	DE

Entity Name	Organization State
Billy National Tour LP	DE
Billy Toronto Limited	United Kingdom
Billy Toronto ULC	Canada - Alberta
Birmingham Broadcasting (WVTM TV) LLC	AL
BJD Films Limited	United Kingdom
BJD Films LLC	DE
Bleecker Production Services Limited	United Kingdom
Blenheim Films Limited	United Kingdom
Bobwell Productions LLC	DE
Bones Productions LLC	DE
Bourne Film Productions Inc.	Canada
Bourne Four Productions Limited	United Kingdom
Bourne Four Productions LLC	DE
Bravo Holding LLC	DE
Bravo Media LLC	NY
Bravo Media Productions LLC	DE
Bravo Peacock Music LLC	DE
Bravo Platinum Hit Music LLC	DE
Bring It On The Musical LLC	DE
Broadway Legends, LLC	DE
Bromley Productions LLC	DE
Business News (Asia) LLP	Singapore
Business News (Europe) Partnership	DE
CA Holding C.V.	Netherlands
Cable Sports Southeast, LLC	DE
CACO Holding Company LLC	DE
Canciones de Mun2 Television, LLC	DE
Carnival (Charles Dickens) Limited	United Kingdom
Carnival (Philanthropist) Limited	United Kingdom
Carnival Film & Television Limited	United Kingdom
Centenary Canada Holding Company	Canada - Nova Scotia
Charlie Film Productions Inc.	Canada
Chase Team Canada Inc.	Canada
Chase Team LLC	DE
Chiller LLC	DE
Chocolate Media Limited	United Kingdom
Cirque Investments LLC	LA
Cirque Productions LLC	LA
CityWalk Big Screen Theatre Joint Venture	CA
Clara Film Distribution LLC	DE
Cloo LLC	DE
CNBC (UK) Limited	United Kingdom
CNBC Advertising (Shanghai) Co., Ltd.	China (Mainland)
CNBC Brussels, SA	Belgium
CNBC International Productions, L.L.C.	DE
CNBC LLC	DE
CNBC Publishing LLC	DE
CNBC World LLC	DE
CNBC Worldwide LLC	DE
CNBC.com Holding LLC	CA
CNBC.com LLC	DE
CNBC/MSNBC, L.L.C.	DE

Entity Name	Organization State
Coldwater Cable Development LLC	DE
Comcast Amateur Sports, LLC	DE
Comcast Children’s Network Holdings, LLC	DE
Comcast Digital, LLC	DE
Comcast Entertainment Productions, LLC	DE
Comcast Hockey, LLC	DE
Comcast Horror Entertainment Holdings, LLC	DE
Comcast MO Cable News, LLC	MA
Comcast NECN Holdings, LLC	DE
Comcast Programming Management, LLC	DE
Comcast Programming Ventures III, LLC	DE
Comcast Programming Ventures V, LLC	DE
Comcast PSM Holdings, LLC	DE
Comcast RL Holdings, LLC	DE
Comcast Shared Services, LLC	DE
Comcast Sports Management Services, LLC	DE
Comcast Sports NY Holdings, LLC	DE
Comcast Sports Southwest, LLC	DE
Comcast SportsNet Bay Area Holdings, LLC	DE
Comcast SportsNet California, LLC	DE
Comcast SportsNet Chicago Holdings, LLC	DE
Comcast SportsNet Mid-Atlantic GP, LLC	DE
Comcast SportsNet Mid-Atlantic LP, LLC	DE
Comcast SportsNet Mid-Atlantic, L.P.	DE
Comcast SportsNet New England, LLC	DE
Comcast SportsNet Northwest, LLC	DE
Comcast SportsNet Philadelphia, L.P.	PA
Comcast WG, LLC	DE
Compound Films (US) LLC	DE
Compound Films Limited	United Kingdom
Corpus Vivos Productions LLC	DE
CR Films, LLC	DE
Crater Lake Productions LLC	LA
Crazy Hill Productions Inc.	Canada
Creative Park Productions LLC	DE
Creative Screen Productions LLC	CA
Creative Writing Productions LLC	DE
Crime Network LLC	DE
DailyCandy Commerce, LLC	DE
DailyCandy, LLC	DE
Dark Mirror Films Limited	United Kingdom
Definitely Films LLC	DE
Del Mar Productions LLC	DE
Delamere Films LLC	DE
Delgany Productions LLC	DE
Despereaux Productions Limited	United Kingdom
DFA Deutsche Fersehnachrichten Agentur GmbH	Germany
Discos Telemundo, LLC	DE
Discover a Star	CA
DM Attractions LLC	DE
DM2 Productions LLC	DE
DM2 UK Productions Limited	United Kingdom

Entity Name	Organization State
Dotcom Film Productions LLC	DE
DR 3000 Films LLC	DE
Drisco Films LLC	DE
Drunken Pig Productions LLC	DE
Dylan Holdings LLC	DE
E Entertainment UK Limited	United Kingdom
E! Distribution, L.L.C.	DE
E! Entertainment Europe BV	Netherlands
E! Entertainment Hong Kong Limited	Hong Kong
E! Entertainment Television International Holdings, LLC	DE
E! Entertainment Television Latin America Partners	NY
E! Entertainment Television, LLC	DE
E! Networks Productions, LLC	DE
E! Networks Sales and Distribution, LLC	DE
Earth Holdings LLC	DE
Eden Resort LLC	DE
Estrella Communications LLC	DE
Estudios Mexicanos Telemundo, S.A. de C.V.	Mexico
ETV Holdings, LLC	DE
Evening Films LLC	RI
Evergreen Pictures LLC	DE
Exclamation Music, LLC	CA
Exclamation Productions, LLC	CA
Exercise TV LLC	DE
Exhibition Music LLC	DE
Exmont Productions LLC	DE
Exposure Studios, LLC	DE
Fairest Films LLC	DE
Fandango Marketing, LLC	CA
Fandango, LLC	DE
Fantail Funding LLC	DE
Far North Entertainment Holdings, Inc.	Canada
Farraday Films (UK) Limited	United Kingdom
Farraday Films Investments LLC	LA
Farraday Films LLC	LA
Fast Productions Limited	United Kingdom
Fast V LLC	DE
Fastball Productions LLC	DE
FF5 Productions Canada, Inc.	Canada
FF5 Productions LLC	DE
FF6 Productions LLC	DE
Film Distribution and Service S.C.R.L.	Belgium
Filmmaker Production Services LLC	DE
Fingers of Time, Inc.	NY
Flagship Development LLC	DE
Flanimals Productions LLC	DE
Flock of Peacocks Music JV/ASCAP LLC	DE
FNV LLC	CA
Focus Features International Limited	United Kingdom
Focus Features International LLC	DE
Focus Features LLC	DE
Focus Features of Puerto Rico LLC	PR

Entity Name	Organization State
Focus Features Productions LLC	DE
Food Films LLC	DE
For Games Music, LLC	DE
Forty Productions LLC	DE
FP Films LLC	DE
Friedgold Films LLC	DE
Friedgold Talent LLC	DE
Frigate Films Limited	United Kingdom
G4 Media Productions, LLC	DE
G4 Media, LLC	DE
Geneon Music Publishing LLC	Japan
Geneon Universal Entertainment Japan, LLC	Japan
GEP Productions Inc.	Canada
Get Him Productions LLC	DE
Getting Away Productions, Inc.	Canada -Ontario
GIGA Television GmbH	Germany
Gilmore Films LLC	DE
Golfcolorado.com, LLC	CO
GolfNow Enterprises, Inc.	Canada
Golfnow, LLC	AZ
Good Machine International LLC	NY
Good Machine LLC	NY
Gramercy Productions LLC	DE
Green Twig Films Limited	United Kingdom
Hadrian Productions Limited	United Kingdom
Happy Hours, LLC	DE
Harlan Films LLC	DE
Health Media LLC	DE
Healthology LLC	DE
Heartless Productions LLC	DE
Heist Productions LLC	DE
Hellboy Productions LLC	DE
Hilltop Coffee LLC	DE
Hilltop Hot Dogs LLC	DE
Hilltop Services LLC	DE
Hop Productions LLC	DE
Houston SportsNet Finance, LLC	DE
Houston SportsNet Holdings LLC	DE
Husdawg Communications LLC	CA
Hyde Park Films Limited	United Kingdom
Ice Harvest LLC	DE
Icebreaker Films LLC	DE
Icy Films Inc.	NY
IFH-U Holding B.V.	Netherlands
Illumination Mac Guff	France
Imagine Films Entertainment LLC	DE
Incuborn Solutions, LLC	AZ
Infobonn Text-, Informations- und Pressebüro Verwaltungsgesellschaft mbH	Germany
Inittowinit LLC	DE
Intelligence Films Limited	United Kingdom
Interactive Business News Video LLC	DE
Interactive Desktop Video LLC	DE

Entity Name	Organization State
Interlagos Films Limited	United Kingdom
International Media Distribution, LLC	CO
iVillage (Caymans) Limited	Cayman Islands (U.K.)
iVillage International Holding LLC	DE
iVillage Limited	United Kingdom
iVillage LLC	DE
iVillage Parenting Network LLC	DE
iVillage Publishing LLC	DE
IVN LLC	DE
Jewel U.S. Holdings, Inc.	DE
John Belsen Productions LLC	DE
Josh Productions LLC	DE
Kingsley Film Productions LLC	DE
Knightly Film Productions LLC	DE
Knowledgeweb LLC	CA
KNTV License LLC	DE
KNTV Television LLC	DE
Lacrosse Films (US) LLC	DE
Laurel Productions LLC	DE
Lauren Film Productions LLC	DE
Lava Films LLC	DE
Let It Rain LLC	DE
Lexi Productions, LLC	DE
Little Fockers LLC	DE
Lone Survivor Productions LLC	DE
Long Branch Productions Inc.	Canada
Lorax Productions LLC	DE
Love Minky Television Development Inc.	Canada
Lucky Cricket Productions LLC	DE
Luminous Pictures, L.L.C.	NY
LX Networks LLC	DE
Mammoth Films LLC	DE
Marital Assets, LLC	DE
Matchbox Pictures Pty Ltd	NSW - Australia
MCA Toys Holdings LLC	DE
MCA Toys LLC	DE
McPhee Farmyard Productions Limited	United Kingdom
Memory Productions LLC	DE
Merchandising Company of America LLC	DE
Merry Men Films Limited	United Kingdom
MFV Productions LLC	DE
Michael Film Distribution LLC	DE
Minaret Films LLC	DE
Miss Universe LP, LLLP	DE
Monkey Kingdom Limited	United Kingdom
Monkey Ventures Limited	United Kingdom
MPD Films Limited	United Kingdom
MSNBC Cable L.L.C.	DE
MSNBC Canada Distribution Inc.	DE
MSNBC Interactive News, LLC	DE
MSNBC Marks Trust	DE
MSNBC Music Publishing LLC	DE

Entity Name	Organization State
MSNBC Super Desk LLC	DE
Muldiss Darton Productions Limited	Northern Ireland
Mun2 Television Music Publishing, LLC	DE
Mun2 Television, LLC	DE
Munchkinland Productions LP	DE
Mundo Network Holdings LLC	DE
Munich UNIVERSAL Films GmbH	Germany
Music of Syfy Channel LLC	DE
Music of USA Cable Entertainment LLC	DE
Music of USA Network LLC	DE
Musica Telemundo, LLC	DE
Must See Music LLC	DE
MW Sports Holdings, LLC	DE
MW Sports Network, LLC	DE
NATV Sales LLC	NV
NATV Sub LLC	DE
NBC (UK) Holdings Limited	United Kingdom
NBC Cable Holding LLC	DE
NBC Desktop LLC	DE
NBC Digital Health Network LLC	DE
NBC Digital Media LLC	DE
NBC Enterprises LLC	NV
NBC Facilities LLC	NY
NBC Interactive Media LLC	DE
NBC International Limited	Bermuda (U.K.)
NBC Investments LLC	DE
NBC News Archives LLC	NY
NBC News Bureaus LLC	DE
NBC News Channel LLC	DE
NBC News Overseas LLC	DE
NBC News Worldwide LLC	DE
NBC Olympics LLC	DE
NBC Olympics Planning LLC	DE
NBC Pageants LLC	DE
NBC Palm Beach Investment I LLC	CA
NBC Palm Beach Investment II LLC	CA
NBC Program Ventures LLC	DE
NBC Records LLC	DE
NBC Shop LLC	DE
NBC Sports Ventures LLC	DE
NBC Stations Management II LLC	DE
NBC Stations Management LLC	CO
NBC Storage Management LLC	DE
NBC Studios LLC	NY
NBC Sub (WCMH), LLC	DE
NBC Subsidiary (KNBC-TV) LLC	DE
NBC Subsidiary (WCAU-TV), L.P.	DE
NBC Subsidiary (WMAQ-TV) LLC	DE
NBC Subsidiary (WRC-TV) LLC	DE
NBC Subsidiary (WTVJ-TV) LLC	DE
NBC Syndication Holding LLC	DE
NBC Telemundo License Holding LLC	DE

Entity Name	Organization State
NBC Telemundo License LLC	DE
NBC Telemundo LLC	DE
NBC Television Investments BV	Netherlands
NBC TV Stations Sales & Marketing LLC	DE
NBC Universal (Singapore) Holdings I Pte. Ltd.	Singapore
NBC Universal (Singapore) Holdings II Pte. Ltd.	Singapore
NBC Universal Digital Solutions LLC	DE
NBC Universal Foundation	CA
NBC Universal Global Networks Australia (Services) Pty Ltd.	Australia
NBC Universal Global Networks Deutschland GmbH	Germany
NBC Universal Global Networks España, S.L.U.	Spain
NBC Universal Global Networks France SAS	France
NBC Universal Global Networks Italia - S.r.l.	Italy
NBC Universal Global Networks Japan Inc.	Japan
NBC Universal Global Networks Latin America LLC	DE
NBC Universal Global Networks Management Limited	United Kingdom
NBC Universal Global Networks UK Limited	United Kingdom
NBC Universal International Television Distribution Germany GmbH	Germany
NBC Universal International Television Distribution Singapore Pte. Ltd.	Singapore
NBC Universal Television Japan, Ltd.	Japan
NBC Universal Television Studio Digital Development LLC	DE
NBC Weather Plus Network LLC	DE
NBC West, LLC	DE
NBC/Hearst-Argyle Syndication, LLC	DE
NBC/IJV LLC	DE
NBC-A&E Holding LLC	DE
NBC-NPN Holding LLC	DE
NBCP Holdings LLC	NY
NBC-Rainbow Holding LLC	CA
NBCU Acquisition Sub LLC	DE
NBCU Chiller Holdings LLC	DE
NBCU Coop Holdings LLC	DE
NBCU Digital Music LLC	DE
NBCU Dutch Holding (Bermuda) Limited	Bermuda (U.K.)
NBCU Dutch Holding (US) LLC	DE
NBCU Emerging Networks LLC	DE
NBCU Global Networks Asia Pte. Ltd.	Singapore
NBCU Global Networks LLC	Russian Federation
NBCU Global Networks-2 LLC	Russian Federation
NBCU International LLC	DE
NBCU New Site Holdings LLC	DE
NBCU World-wide Coöperatief U.A.	Netherlands
NBCUniversal Funding LLC	DE
NBCUniversal International Limited	United Kingdom
NBCUniversal International Television Distribution South Africa (Proprietary) Limited	South Africa
NBCUniversal Media Distribution Services Private Limited	India
NBCUniversal Production Services LLC	DE
NBCUniversal Real Estate LLC	DE
NBCUniversal Receivables Funding LLC	DE
NBC-VVTV Holding LLC	CA
NBC-VVTV2 Holding LLC	CA

Entity Name	Organization State
NBC-West Coast Holding II LLC	DE
NBC-West Coast Holding LLC	DE
NBC-XFL Holding LLC	DE
NCL, LLC	DE
New England Cable News	MA
New Mexico Lighting & Grip LLC	DE
NewCo Cable, Inc.	DE
Newsvine, Inc.	WA
New-U Pictures Facilities LLC	DE
New-U Studios LLC	DE
NF Films LLC	DE
Nicholas Productions, LLC	DE
North American Television LLC	NV
Northbridge Programming Inc.	Canada
Northern Entertainment Productions LLC	DE
Nueva Granada Investments, LLC	DE
Nuevo Mundo Music LLC	DE
NWI Network LLC	NV
O2 Holdings, LLC	DE
O2 Music, LLC	DE
October Films LLC	NY
OFI Holdings LLC	DE
Online Games LLC	DE
Open 4 Business Productions LLC	DE
Original Content Productions LLC	DE
Other Worlds Productions LLC	DE
Outlet Broadcasting LLC	RI
Outlet Communications LLC	DE
Overland Stage, Inc.	CA
Oxford House Productions LLC	DE
Oxygen Cable, LLC	DE
Oxygen Media Interactive LLC	DE
Oxygen Media Productions LLC	DE
Oxygen Media, LLC	DE
OZ Films Limited	United Kingdom
Pacific Regional Programming Partners	NY
Palmas 26, S.A. de C.V.	Mexico
Paqu Films LLC	DE
Parks Holdings Acquisition LLC	DE
Parks Holdings Acquisition Sub LLC	DE
PE Productions LLC	DE
Peacock European Holdings B.V.	Netherlands
Pennebaker LLC	DE
Peter Engel Productions LLC	DE
PG Cable Channel Company LLC	DE
PG Filmed Entertainment LLC	DE
PG Television LLC	DE
Phenomenon Pictures Limited	United Kingdom
Prandial Productions LLC	DE
Private Productions Limited	United Kingdom
Producer Services Holdings Limited	United Kingdom
Producer Services Limited	United Kingdom

Entity Name	Organization State
Producer Services Limited	United Kingdom
Pt. CNBC Indonesia	Indonesia
Ptown Productions LLC	DE
Rachel Films LLC	DE
Realand Productions LLC	DE
Regional Film Distributors LLC	DE
Regional Pacific Holdings II LLC	DE
Regional Pacific Holdings LLC	DE
Reservation Road Productions LLC	DE
Reunion Committee LLC	DE
Rider Productions LLC	DE
Ridgegarden Limited	United Kingdom
Rightgarden Limited	United Kingdom
RIPD Productions LLC	DE
Roncom Films, Inc.	CA
Rosemary & Thyme Enterprises Ltd.	United Kingdom
Rosey Film Productions LLC	DE
Rubin Productions LLC	DE
Safe House Productions LLC	DE
Saigon Broadcasting LLC	DE
Savoy Pictures, LLC	DE
Sci Fi (VCSF) Holding LLC	DE
Sci Fi Lab Development LLC	DE
Sci Fi Lab LLC	DE
Sci-Fi Channel Europe, L.L.C.	DE
Scope Communications LLC	CA
Servicios de Producción Gran Vista, S.A. de C.V.	Mexico
Servicios de Produccion Reforma, S.A. de C.V.	Mexico
S-F Channel Holdings LLC	DE
Sherwood Films LLC	DE
Six Feathers Music JV/BMI LLC	DE
Sky Tower Productions, Inc.	Canada
Smiley Face Productions LLC	DE
Smokin’ Films LLC	DE
So Happy For You Productions LLC	DE
South Seas Productions, LLC	HI
SP Canadian Film Productions, Inc.	Canada
SP Film Productions LLC	DE
SP Pictures UK Limited	United Kingdom
Spanish-Language Productions LLC	DE
Sparrowhawk Distribution Limited	United Kingdom
Sparrowhawk Holdings Limited	United Kingdom
Sparrowhawk International (HK) Limited	Hong Kong
Sparrowhawk International Channels Limited	United Kingdom
Sparrowhawk Latin America, LLC	DE
Sparrowhawk Media Limited	United Kingdom
Sparrowhawk Media Services Limited	United Kingdom
Speechless Features Limited	United Kingdom
Spirit Board Productions LLC	DE
Sports Ventures Sub LLC	DE
SportsChannel New England LLC	CT
SportsChannel Pacific Associates	NY

Entity Name	Organization State
St. Cloud Productions LLC	DE
St. Louis Productions LLC	DE
Stamford Media Center & Productions LLC	DE
StarPlay Productions Limited	United Kingdom
Station Operations LLC	DE
Station Venture Holdings, LLC	DE
Station Venture Operations, LP	DE
Stormfront, LLC	DE
SUB I - USA Holding LLC	DE
Syfy Channel Publishing LLC	DE
Syfy Films LLC	DE
Syfy LLC	DE
Talbot House Productions LLC	DE
Tale Productions LLC	DE
Talk Video Productions, LLC	DE
Telemundo Communications Group LLC	DE
Telemundo Estudios Colombia, S.A.S.	Colombia
Telemundo Group LLC	DE
Telemundo Holdings LLC	DE
Telemundo Internacional LLC	DE
Telemundo KWHY Musica, LLC	DE
Telemundo Las Vegas License LLC	DE
Telemundo Las Vegas LLC	DE
Telemundo Music Publishing, LLC	DE
Telemundo Network Cable Services, LLC	DE
Telemundo Network Group LLC	DE
Telemundo Network Interest LLC	DE
Telemundo Network LLC	DE
Telemundo of Arizona LLC	DE
Telemundo of Chicago LLC	DE
Telemundo of Colorado Springs LLC	DE
Telemundo of Denver LLC	DE
Telemundo of Florida LLC	DE
Telemundo of Fresno LLC	DE
Telemundo of Los Angeles LLC	DE
Telemundo of Los Angeles Music, LLC	DE
Telemundo of New England LLC	DE
Telemundo of Northern California LLC	CA
Telemundo of Puerto Rico	PR
Telemundo of Puerto Rico Studios LLC	PR
Telemundo of Texas LLC	DE
Telemundo Studios Mexico SA de CV	Mexico
Telemundo Studios Miami LLC	DE
Telemundo Studios MVT LLC	DE
Telemundo Television Studios, LLC	DE
Terra Properties LLC	DE
TGC, LLC	DE
Thadfab Productions LLC	DE
The Comcast Network, LLC	DE
The Credit Union LLC	DE
The History Channel (Germany) GmbH & Co. KG	Germany
The History Channel (Germany) Holdings GmbH	Germany

Entity Name	Organization State
The Jurassic Foundation, Inc.	MA
The Lew Wasserman Scholarship Foundation	CA
The Thing Films, Inc.	Canada
The Today Show Charitable Foundation, Inc.	DE
Tier One Subsidiary LLC	DE
Tiny Little Steps LLC	DE
TJ Productions LLC	DE
Town Square Films Limited	United Kingdom
TPB Holding LLC	DE
Transatlantic Productions LLC	DE
Trio Entertainment Network Inc.	Canada
Truck 44 Productions LLC	DE
True Blue Productions LLC	DE
Tuxedo Terrace Films LLC	DE
Two Belmont Insurance Company LLC	VT
UCDP Finance, Inc.	FL
UCS Project 1 Canada, Inc.	Canada
UCS Project I LLC	DE
UFO Films Limited	United Kingdom
Underworld Productions, LLC	DE
UNIMAN, LLC	FL
Universal 13th Street.com LLC	CA
Universal 1440 Entertainment LLC	DE
Universal Animation Studios LLC	DE
Universal Animation Studios Project E LLC	DE
Universal Arenas Holdings, LLC	DE
Universal Briggs LLC	FL
Universal City Development Partners, Ltd.	FL
Universal City Florida Holding Co. I	FL
Universal City Florida Holding Co. II	FL
Universal City Property Management II LLC	DE
Universal City Restaurant Partners, Ltd.	DE
Universal City Studios LLC	DE
Universal City Studios Productions LLLP	DE
Universal City Travel Partners	FL
Universal Family Entertainment LLC	DE
Universal Film Exchanges Holdings II LLC	DE
Universal Film Exchanges LLC	DE
Universal Films of India B.V.	Netherlands
Universal First-Run Productions LLC	DE
Universal First-Run Television LLC	DE
Universal HD LLC	DE
Universal Home Entertainment Productions LLC	DE
Universal Home Entertainment Worldwide LLC	DE
Universal Interactive Entertainment LLC	DE
Universal International Films LLC	DE
Universal International Television Services Limited	United Kingdom
Universal Media Studios International Limited	United Kingdom
Universal Network Programming LLC	DE
Universal Network Television LLC	DE
Universal Networks International (Asia) Pte. Ltd.	Singapore
Universal Networks International (Japan) Inc.	Japan

Entity Name	Organization State
Universal Orlando Foundation, Inc.	FL
Universal Orlando Online Merchandise Store	FL
Universal Parks & Resorts Management Services LLC	DE
Universal Pictures (Australasia) Pty. Ltd.	NSW - Australia
Universal Pictures (Brasil) Limitada	Brazil
Universal Pictures (Czech Republic) s.r.o.	Czech Republic
Universal Pictures (Denmark) ApS	Denmark
Universal Pictures (Hungary) Ltd.	Hungary
Universal Pictures (México) S. de R.L. de C.V.	Mexico
Universal Pictures (México) Services S. de R.L. de C.V.	Mexico
Universal Pictures (Poland) Sp. z o.o.	Poland
Universal Pictures (UK) Limited	United Kingdom
Universal Pictures Austria GmbH	Austria
Universal Pictures Benelux N.V.	Belgium
Universal Pictures Canadian Services LLC	DE
Universal Pictures Company of Puerto Rico LLC	DE
Universal Pictures Corporation of China LLC	DE
Universal Pictures Finland OY	Finland
Universal Pictures Germany GmbH	Germany
Universal Pictures Group (UK) Limited	United Kingdom
Universal Pictures Hamburg Film - und Fernsehvertrieb GmbH	Germany
Universal Pictures Iberia, S.L.U.	Spain
Universal Pictures Iberia, Sociedade Unipessoal Limitada - Em LiquidaCao	Portugal
Universal Pictures International Australasia Pty Ltd	Victoria - Australia
Universal Pictures International Austria GmbH	Austria
Universal Pictures International Belgium SNC	Belgium
Universal Pictures International Entertainment Limited	United Kingdom
Universal Pictures International France SAS	France
Universal Pictures International Germany GmbH	Germany
Universal Pictures International Italy S.R.L.	Italy
Universal Pictures International Korea Company	Korea, Republic of (South)
Universal Pictures International Limited	United Kingdom
Universal Pictures International LLC	Russian Federation
Universal Pictures International Mexico S. de R. L. de C.V.	Mexico
Universal Pictures International No.2 Limited	United Kingdom
Universal Pictures International Spain, S.L.	Spain
Universal Pictures International Switzerland GmbH	Switzerland
Universal Pictures International UK & EIRE Limited	United Kingdom
Universal Pictures Italia S.r.l.	Italy
Universal Pictures Limited	United Kingdom
Universal Pictures Mexico Gestion de Recursos, S. de R.L. de C.V.	Mexico
Universal Pictures Nordic AB	Sweden
Universal Pictures Norway AS	Norway
Universal Pictures Productions G.m.b.H.	Germany
Universal Pictures Productions Limited	United Kingdom
Universal Pictures Rus LLC	Russian Federation
Universal Pictures Stage Productions LLC	DE
Universal Pictures Subscription Television Limited	United Kingdom
Universal Pictures Switzerland GmbH	Switzerland
Universal Pictures Vidéo (France) SAS	France
Universal Pictures Visual Programming Limited	United Kingdom

Entity Name	Organization State
Universal Property Management Services LLC	DE
Universal Rank Hotel Partners	FL
Universal Reality Television LLC	DE
Universal Sony Pictures Home Entertainment Australia Pty Limited	Australia
Universal Studiocanal Video	France
Universal Studios Arcade LLC	DE
Universal Studios Canada Inc.	Canada - Ontario
Universal Studios Carousel Post Production LLC	DE
Universal Studios Channel Holdings LLC	CA
Universal Studios Child Care Center LLC	DE
Universal Studios China Investment LLLP	DE
Universal Studios Company LLC	DE
Universal Studios Corner Store LLC	DE
Universal Studios Development Venture Five LLC	DE
Universal Studios Development Venture Seven LLC	DE
Universal Studios Development Venture Six LLC	DE
Universal Studios Development Venture Two LLC	DE
Universal Studios Digital Cinema Ventures, LLC	DE
Universal Studios Dubai Planning Services LLC	DE
Universal Studios Enterprises LLC	DE
Universal Studios Film Production LLC	DE
Universal Studios Fitness Center LLC	DE
Universal Studios Home Entertainment LLC	DE
Universal Studios Home Entertainment Productions LLC	DE
Universal Studios Hotel II LLC	DE
Universal Studios Hotel LLC	DE
Universal Studios International B.V.	Netherlands
Universal Studios International Television Do Brasil Ltda.	Brazil
Universal Studios Korea Planning Services LLC	DE
Universal Studios Licensing LLC	DE
Universal Studios LLC	DE
Universal Studios Music LLLP	DE
Universal Studios Network Programming	CA
Universal Studios Networks Brazil LLC	DE
Universal Studios NewCanada LLC	DE
Universal Studios Pacific Partners LLC	DE
Universal Studios Pay Television Australia 2 LLC	DE
Universal Studios Pay Television Australia LLC	CA
Universal Studios Pay Television LLC	DE
Universal Studios Pay TV Latin America LLC	DE
Universal Studios Pay-Per-View Development LLC	DE
Universal Studios Pay-Per-View LLC	DE
Universal Studios Recreation China Planning Services LLC	DE
Universal Studios Recreation Japan Planning Services LLC	DE
Universal Studios Satellite Services LLC	DE
Universal Studios Singapore Planning Services LLC	DE
Universal Studios Store Hollywood LLC	DE
Universal Studios Store Orlando LLC	DE
Universal Studios Television Distribution Spain, S.L.U.	Spain
Universal Studios TV Channel Poland LLC	DE
Universal Studios TV1 Australia 2 LLC	DE
Universal Studios TV1 Australia LLC	CA

Entity Name	Organization State
Universal Studios Water Parks Florida LLC	FL
Universal Syndicated Productions LLC	DE
Universal Television Enterprises LLC	DE
Universal Television Group LLC	DE
Universal Television Music Publishing LLC	DE
Universal Television Networks	NY
Universal Television Productions LLC	DE
Universal TV Australia Pty. Limited	Australian Capital - Australia
Universal TV Canada Productions LLC	DE
Universal TV France SNC	France
Universal TV Limited	United Kingdom
Universal TV LLC	DE
Universal TV Music LLC	CA
Universal TV Music Publishing LLC	CA
Universal TV NewCo LLC	DE
Universal TV Pictures Development LLC	DE
Universal TV Pictures LLC	DE
Universal TV Talk Video LLC	DE
Universal VOD Venture Holdings LLC	DE
Universal Worldwide Television LLC	DE
Universal/Cineplex Odeon Joint Venture	FL
UPI Development LLC	DE
UPI Productions LLC	DE
USA Brasil Enterprise LLC	DE
USA Brasil Holdings L.L.C.	DE
USA Brasil Programadora Ltda.	Brazil
USA Cable Entertainment Development LLC	DE
USA Cable Entertainment LLC	DE
USA Cable Entertainment Publishing LLC	DE
USA Network Publishing LLC	DE
USA Networks Partner LLC	DE
USA Ostar Theatricals, LLC	DE
USANi Holding Company LLC	DE
USI - USA Holding LLC	DE
USI Asset Transfer LLC	DE
USI Entertainment LLC	DE
USI Interim LP LLC	DE
USI Music Publishing LLC	DE
USI Network Development LLC	DE
USIE - USA Holding LLC	DE
USI-New Bren Holdco LLC	DE
U-Talk Enterprises LLC	DE
V - USA Holding LLC	DE
Valor Film Productions LLC	DE
VCSF, LLC	DE
VERSUS, L.P.	DE
Video 44	IL
Video 44 Acquisition LLC	IL
Vision Video Limited	United Kingdom
VUE Holding LLC	DE
VUE NewCo LLC	DE

Entity Name	Organization State
Walter Lantz Productions LLC	DE
Wanted Productions LLC	DE
Warrior Productions Limited	United Kingdom
Washington Films LLC	DE
Watch What You Play Music, LLC	DE
WCAU Holdings, LLC	DE
Westchester Films LLC	DE
Westlake Films LLC	DE
White Flag Development LLC	DE
Wicked Asia LLC	DE
Wicked Australia LLC	DE
Wicked California LP	DE
Wicked Chicago LP	DE
Wicked LLC	DE
Wicked London LLC	DE
Wicked London Production Limited	United Kingdom
Wicked Oz Investment LLC	DE
Wicked Tour Canada Corp.	DE
Wicked Tour Managing Partner LLC	DE
Wicked Tour Productions LP	DE
Wicked Worldwide Inc.	DE
Williams Productions LLC	DE
WKAQ Holdings LLC	DE
WKAQ of Puerto Rico Holdings I, Inc.	PR
WKAQ of Puerto Rico Holdings II, Inc.	PR
WNJU-TV Broadcasting LLC	NJ
Wolf Man Productions Limited	United Kingdom
Women.com Networks LLC	DE
Working Title Films Limited	United Kingdom
Working Title Group LLC	DE
Working Title Music Limited	United Kingdom
Working Title Theatre Productions Limited	United Kingdom
Writers Development, LLC	DE
WT Film Productions Limited	United Kingdom
WT2 Limited	United Kingdom
XFL, LLC	DE
Xoom.com LLC	DE
Your Total Health LLC	DE
ZAP Television Beteiligungs GmbH	Germany
ZAP Television GmbH & Co. KG	Germany